UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           January 24, 2001
                                                  ------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)


       DELAWARE                        001-13403                84-1032638
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(State or other jurisdiction          (Commission           (IRS Employer
    of incorporation)                 File Number)        Identification No.)


4100 N. Mulberry Drive, Suite 200           Kansas City, Missouri     64116
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code         (816) 584-5000
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On January 24, 2001, the Company issued a press release announcing its financial results for the first quarter of fiscal 2001. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c)    EXHIBITS.  The following exhibits are filed herewith:

           99.1   Press Release dated January 24, 2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  January 24, 2001         AMERICAN ITALIAN PASTA COMPANY


                                        By: /s/ Timothy S. Webster
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                                           Timothy S. Webster,
                                           President and Chief Executive Officer